                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): July 20, 2004
                                                  -------------


                             FLEMING COMPANIES, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)


         Oklahoma                        1-8140                 48-0222760
----------------------------          ------------         -------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)


   15150 Preston Road, Dallas, Texas                               75248
----------------------------------------                         ----------
(Address of Principal Executive Offices)                         (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
                                                    --------------





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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 20, 2004, Fleming Companies, Inc. (the "Company") filed its unaudited monthly operating report for the period May 1, 2004 through May 31, 2004 with the United States Bankruptcy Court for the District of Delaware, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1 Monthly Operating Report of Fleming Companies, Inc. for the period May 1, 2004 through May 31, 2004.



                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FLEMING COMPANIES, INC.



Date: July 20, 2004                      By: /s/ Rebecca A. Roof
                                             ----------------------------------
                                             Rebecca A. Roof
                                             Interim Chief Financial Officer



                                       3

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                                  EXHIBIT INDEX

Exhibit Number             Description
--------------             -----------
99.1                       Monthly Operating Report of Fleming Companies, Inc. for the period May 1, 2004 through May 31, 2004.